SUPPLEMENT TO

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO INCOME FUNDS

The Statement of Additional Information section Additional Purchase and Redemption Information – Compensation to Financial Professionals and Intermediaries is replaced with the following:

Compensation to Financial Professionals and Intermediaries. Set forth below is a list of the member firms of FINRA to which the Manager, the Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2016 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Financial Professionals and Intermediaries"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2016, are not reflected:

January 5, 2017